UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2009

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., STE 101, Eden Prairie, MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 952-476-9093

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02  Unregistered Sales of Equity Securities

On May 26, 2009, ProUroCare Medical Inc. (the “Company” or “our”) issued to James Davis, a beneficial owner of more than 10% of our common stock, 510,909 shares of our common stock pursuant to his conversion of a $281,000 convertible promissory note.

Issuances of the securities described above were made in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933 based on the fact that only one person is receiving shares, his financial sophistication and the limited manner of the offering.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

May 28, 2009	By:	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer